Exhibit 99.1

                                                    Filed by IAC/InterActiveCorp
                                                            Pursuant to Rule 425
                                                Under the Securities Act of 1933
                                                    Deemed filed and Rule 14a-12
                                       Under the Securities Exchange Act of 1934
                                                     Commission File No. 0-20570


                           [IAC/INTERACTIVECORP LOGO]


                IAC ANNOUNCES PLAN TO SEPARATE INTO TWO COMPANIES

           TRAVEL BUSINESSES TO BECOME PUBLIC COMPANY CALLED 'EXPEDIA'

NEW YORK, NY - DECEMBER 21, 2004 - IAC/InterActiveCorp announced today that its Board of Directors has approved a plan to separate IAC into two publicly traded companies:


      o Expedia, which will include the domestic and international operations associated with Expedia.com, Hotels.com, Hotwire, TravelNow.com, Activity World, HotelDiscount.com, Condosaver.com, AllLuxuryHotels.com, Anyway.com, eLong, TV Travel Shop, Expedia Corporate Travel, Classic Custom Vacations, and TripAdvisor; and

      o IAC, which will include the domestic and international operations associated with IAC's Ticketing business, including Ticketmaster, ReserveAmerica, TicketWeb and MuseumTix.com; Electronic Retailing business, including HSN, HSN.com, HSE 24, America's Store, Improvements, and 9Live; Financial Services and Real Estate, including LendingTree, RealEstate.com, GetSmart, iNest, and Domania; Local and Media Services, including Citysearch, ServiceMagic, Entertainment Publications, and Evite; Personals, including Match.com and uDate; Teleservices, including Precision Response Corporation, Access Direct, and Hancock Information Group; and Interval International.

IAC will retain the Company's VUE securities, outstanding indebtedness and preferred stock obligations, as well as substantially the Company's cash. Expedia will be appropriately capitalized.

Barry Diller will remain as Chairman and CEO of IAC. Mr. Diller will also serve as Chairman of Expedia and its senior executive; and Dara Khosrowshahi, who the company previously announced would become President and CEO of IAC Travel, will serve as CEO of Expedia. Victor Kaufman will remain as Vice Chairman of IAC and will also serve as Vice Chairman of Expedia.


SEE IMPORTANT NOTES AT END OF RELEASE

Related to this announcement, Mr. Diller released a Letter to Shareholders (attached) outlining the background and rationale for this development.

The transaction is anticipated to take the form of a reclassification of IAC shares, with the holders of IAC stock receiving a proportionate amount of Expedia stock in a tax-free transaction.

It is contemplated that outstanding IAC stock options and restricted stock units held by IAC employees will be converted into options or restricted stock units of the company (either IAC or Expedia) with which each employee remains following the transaction. Appropriate adjustments will be made to all awards so that pre-transaction value will be maintained immediately following the transaction. Mr. Diller's IAC stock options will be converted to options in both IAC and Expedia, with exercise prices adjusted on a proportional basis based on the relative trading value of each company following the close of the transaction. Mr. Kaufman's outstanding equity will be treated the same as Mr. Diller's.

The transaction is subject to a number of conditions including final approval by IAC's Board of Directors of transaction specifics, receipt of a tax opinion of counsel and the filing and effectiveness of registration statements with the Securities and Exchange Commission. In addition, it is expected that IAC stockholder approval will be required. The proposed spin-off is expected to be completed in the second quarter of 2005.

IAC will audiocast a conference call with investors and analysts discussing the transaction on Tuesday, December 21, 2004, at 11:00 a.m. Eastern Time (ET). The live audiocast is open to the public at HTTP://WWW.IAC.COM/INVESTORS.HTML.

                                       ###

ABOUT IAC/INTERACTIVECORP
IAC operates leading and diversified businesses in sectors being transformed by the internet, online and offline... our mission is to harness the power of interactivity to make daily life easier and more productive for people all over the world. To view a full list of the companies of IAC please visit our website at HTTP://IAC.COM.

CONTACT INFORMATION:
IAC Corporate Communications
Deborah Roth / Andrea Riggs
(212) 314-7254 / 7280

IAC Investor Relations
Roger Clark / Lauren Porat
(212) 314-7400

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
SUPPLEMENTAL FINANCIAL INFORMATION AND RECONCILIATIONS TO NON-GAAP MEASURES(a) ($ in millions, rounding differences may exist)

BUSINESSES COMPRISING EXPEDIA (POST-TRANSACTION)(b)

                                                        12 Months
                                                          Ended
                                                         9/30/04
                                                        ---------
Revenue (on a comparable net basis)                      $  1,825

Operating Income                                         $    404
Plus: amortization and merger costs                           145
                                                        ---------
Operating Income Before Amortization                     $    549
                                                        ---------

------------------------------------------------------------------

BUSINESSES COMPRISING IAC (POST-TRANSACTION)(c)

                                                        12 Months
                                                          Ended
                                                         9/30/04
                                                        ---------
Revenue                                                  $  4,239

Operating Income                                         $    326
Plus: amortization and merger costs                           203
                                                        ---------
Operating Income Before Amortization                     $    529
                                                        ---------

-----------------------------------------------------------------

CORPORATE EXPENSE

                                                        12 Months
                                                          Ended
                                                         9/30/04
                                                        ---------
Operating income/(loss)                                  $   (286)
Plus: amortization and merger costs                      $    201
                                                        ---------
Operating Income/(Loss) Before Amortization              $    (86)
                                                        ---------
-----------------------------------------------------------------
(a) Data is for informational purposes only, and does not reflect all of Expedia's costs of doing business, including certain pro forma and other adjustments for items such as non-cash compensation related to Expedia employees that is currently recorded at IAC Corporate. Allocations and pro forma adjustments will be finalized and reported in future company filings. In addition, certain revenue amounts which were historically eliminated in consolidation will no longer be eliminated, such as revenues for services provided by PRC to Expedia. For this reason, the combined revenue presented for Expedia and IAC is slightly greater than the consolidated revenue presented in historical financial statements.

(b) After the transaction, Expedia will include the domestic and international operations associated with Expedia.com, Hotels.com, Hotwire, TravelNow.com, Activity World, HotelDiscount.com, Condosaver.com, AllLuxuryHotels.com, Anyway.com, eLong, TV Travel Shop, Expedia Corporate Travel, Classic Custom Vacations, and TripAdvisor.

(c) After the transaction, IAC will include the domestic and international operations associated with IAC's Ticketing business, including Ticketmaster, ReserveAmerica, TicketWeb and MuseumTix.com; Electronic Retailing business, including HSN, HSN.com, HSE 24, America's Store, Improvements, and 9Live; Financial Services and Real Estate, including LendingTree, RealEstate.com, GetSmart, iNest, and Domania; Local and Media Services, including Citysearch, ServiceMagic, Entertainment Publications, and Evite; Personals, including Match.com and uDate; Teleservices, including Precision Response Corporation, Access Direct, and Hancock Information Group; and Interval International.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to IAC's anticipated financial performance, business prospects, and similar matters, and/or statements preceded by, followed by or that include the words "expects," "anticipates," "contemplates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including the risks inherent in separating Expedia from IAC; costs related to the proposed transaction; changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise; future regulatory and legislative actions and conditions affecting our operating areas; actions and initiatives by current and potential competitors; the ability to expand into and successfully operate in international markets, and other risks described in IAC's filings with the Securities and Exchange Commission (the "SEC). Other unknown or unpredictable factors also could have material adverse effects on IAC's and Expedia's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.

IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.


ADDITIONAL  INFORMATION
In connection with the proposed spin-off it is currently expected that IAC will file a proxy statement/prospectus with the SEC. Stockholders of IAC are urged to read the proxy statement/prospectus, when it becomes available, because it will contain important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the proxy statement/prospectus when it becomes available by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC's web site at WWW.SEC.GOV.

In addition to the proxy statement, IAC files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC's web site at WWW.SEC.GOV. You may also read and copy any reports, statements

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

and other information filed by IAC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC's stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described herein, including as a result of current holdings of options or shares of IAC's stock and future holdings of options or shares of Expedia's stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in IAC's proxy statement, filed with the SEC on April 29, 2004.

As filed with the SEC December 21, 2004.






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